MERRILL LYNCH
CALIFORNIA
INSURED
MUNICIPAL
BOND FUND



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report

February 28, 1998




Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
California Insured
Municipal Bond Fund
Merrill Lynch California
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                         #16575 -- 2/98



[RECYCLE LOGO]

Printed on post-consumer recycled paper





Merrill Lynch California Insured Municipal Bond Fund February 28, 1998

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended February 28, 1998, bond yields declined to recent historic lows. Prior to late October, the ongoing positive combination of moderate economic growth and low inflation had allowed interest rates to gradually move lower. More recently, however, the decline in interest rates was driven more by the continued turmoil in Asian equity markets than by fundamental concerns. A significant "flight to quality" has benefited the US Treasury bond market, particularly longer-maturity US Treasury bonds, as foreign investors have sought safe haven in the relative stability of US financial markets. Over the six months ended February 28, 1998, US Treasury bond yields declined approximately 70 basis points (0.70%) to 5.92%. Long-term municipal revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 30 basis points to end the February period at 5.36%. Tax-exempt bond yields have not been at these levels since the mid-1970s.

Without the ability to benefit from the tax advantage inherent in municipal bonds, foreign investors have not participated to any significant extent in the tax-exempt market. Consequently, municipal bond yields have not declined dramatically as have taxable US Treasury securities. The increase in new municipal bond issuance over the past six months has also prevented the tax-exempt bond market from more closely mirroring the yield declines exhibited by its taxable counterpart. Over the last six months, over $125 billion in new long-term municipal bonds were underwritten, an increase of over 35% compared to the same six-month period one year ago. As interest rates have continued to decline in recent months, new tax-exempt bond issuance has remained strong. Over $60 million in new long-term municipal securities were issued during the last three months, an increase of over 40% compared to the same three-month period ended February 28, 1997. During the past month, over $20 billion in new long-term municipal securities were underwritten, representing an increase of over 50% compared to the February 1997 level and the largest February issuance ever.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline should be generated in part by reduced US export growth. Going forward, Asian consumer demand for US products is likely to decline in response to diminished Asian economic growth. Perhaps more importantly, it is likely that, barring a dramatic and unexpected resurgence in domestic growth and inflation, the Federal Reserve Board will be unwilling to raise interest rates until the full impact of the recent Asian market turmoil can be established.

All of these factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some relative pressure because of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates of 1998 total municipal bond issuance are presently in the $200 billion -- $225 billion range. These estimates suggest that recent supply pressures are likely to abate somewhat next year, or at least exert only minimal technical pressure during 1998. Additionally, municipal bond investors received approximately $30 billion in January and February coupon payments, bond maturities and proceeds from early redemptions, which should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of February
1998), any further pressure on the municipal market may well represent an attractive investment opportunity.

Portfolio Strategy
During the six months ended February 28, 1998, we slightly restructured Merrill Lynch California Insured Municipal Bond Fund's portfolio. Throughout the period, the municipal bond market continued to be characterized by severe volatility within a fairly tight trading range. Although the Fund has consistently generated an attractive yield, our investment strategy was not as aggressive as it could have been to take advantage of the price appreciation of bonds in the recent environment of declining interest rates. We have used recent market volatility to adopt a more aggressive strategy, in line with a slow growth, low inflation scenario that could lead to price gains for fixed-income securities in the months ahead.

As the US Treasury market has traded back toward the 6% level, we increased the Fund's investments in discount securities. These purchases were financed through the sale of more market-neutral holdings such as prerefunded holdings or shorter maturity bonds. This strategy should allow the Fund to participate more fully in the further decline in interest rates that we expect later in 1998. This restructuring is designed to enhance the Fund's total return with little or no impact on the Fund's yield. We remain committed to seeking to provide as high a level of current income as possible while looking to enhance net asset values. By February 28, 1998, the Fund had an extremely high credit quality mix with approximately 90% of Fund assets rated AAA and 97% rated AA or higher by at least one of the major rating agencies.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch California
Insured Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/WALTER C. O'CONNOR
Walter C. O'Connor
Vice President and Portfolio Manager

March 31, 1998



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet]  Class A Shares incur a maximum initial sales charge
(front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.






Recent Performance Results*

                                                                                                        Standardized
                                                            12 Month       3 Month    Since Inception   30-Day Yield
                                                          Total Return   Total Return   Total Return    As of 2/28/98

ML California Insured Municipal Bond Fund Class A Shares     +8.52%         +2.07%        +35.55%           +3.93%
ML California Insured Municipal Bond Fund Class B Shares     +7.98          +1.95         +32.17            +3.59
ML California Insured Municipal Bond Fund Class C Shares     +7.98          +2.02         +32.34            +3.49
ML California Insured Municipal Bond Fund Class D Shares     +8.41          +2.05         +34.75            +3.84

 *  Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception dates are: Class A and Class B Shares, 2/26/93; and Class C and Class D Shares, 10/21/94.




Average Annual Total Return

                                % Return Without        % Return With
                                  Sales Charge          Sales Charge**
Class A Shares*
Year Ended 12/31/97                  +8.49%                 +4.15%
Inception (2/26/93)
through 12/31/97                     +6.27                  +5.38

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.


                                    % Return              % Return
                                  Without CDSC           With CDSC**
Class B Shares*
Year Ended 12/31/97                  +7.84%                 +3.84%
Inception (2/26/93)
through 12/31/97                     +5.74                  +5.74

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                    % Return              % Return
                                  Without CDSC           With CDSC**
Class C Shares*
Year Ended 12/31/97                  +7.84%                 +6.84%
Inception (10/21/94)
through 12/31/97                     +8.87                  +8.87

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.



                                % Return Without        % Return With
                                  Sales Charge          Sales Charge**
Class D Shares*
Year Ended 12/31/97                  +8.38%                 +4.05%
Inception (10/21/94)
through 12/31/97                     +9.46                  +8.07

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.






Merrill Lynch California Insured Municipal Bond Fund                                                           February 28, 1998

SCHEDULE OF INVESTMENTS                                                                                          (in Thousands)

S&P               Moody's           Face                                                                               Value
Ratings           Ratings          Amount                      Issue                                                 (Note 1a)


California -- 100.5%
AAA               Aaa            $1,000       Anaheim, California, Public Financing Authority, Tax Allocation
                                              Revenue Bonds, RITES, 9.02% due 12/28/2018 (d)(e)                       $1,264
AA-               Aa              1,965       California HFA, Home Mortgage Revenue Bonds, AMT, Series F-1,
                                              7% due 8/01/2026                                                         2,122
                                              California Health Facilities Financing Authority
                                              Revenue Bonds (d):
AAA               Aaa             4,000       RITR, Series 17, 5.375% due 8/15/2030 (e)                                4,205
AAA               Aaa             2,000       (Scripps Memorial Hospital), Series A, 6.375% due 10/01/2022             2,196
                                              California Pollution Control Financing Authority, PCR,
                                              Refunding Pacific Gas  (and Electric Co.), VRDN (a):
A1                NR*               100       AMT, Series G, 3.65% due 2/01/2016                                         100
A1+               NR*               300       Series C, 3.55% due 11/01/2026                                             300
NR*               P1                200       California Pollution Control Financing Authority, Resource
                                              Recovery Revenue Bonds (Delano Project), VRDN, AMT, Series 1991,
                                              3.65% due 8/01/2019 (a)                                                    200
                                              California State Public Works Board, Lease Revenue Bonds,
                                              Series A (f):
A                 Aaa             2,000       (Department of Corrections -- Monterey County Soledad II),
                                              7% due 11/01/2004                                                        2,360
AAA               Aaa             2,000       (Various University of California Projects), 6.40%
                                              due 12/01/2002 (b)                                                       2,241
A1+               VMIG1+            100       California Statewide Communities Development Authority, COP
                                              (Saint Joseph's Health Systems Group), VRDN, 3.65% due 7/01/2024 (a)       100
AAA               Aaa             1,200       Cucamonga County, California, Water District Facilities
                                              Refinancing Bonds, COP, 6.50% due 9/01/2022 (c)                          1,303
AAA               Aaa             3,000       El Cajon, California, Redevelopment Agency, Tax Allocation Bonds
                                              (El Cajon Redevelopment Project), 6.60% due 10/01/2001 (b)(f)            3,320
AAA               Aaa             2,500       Industry, California, Urban Development Agency Refunding Bonds
                                              (Transportation District Industrial Redevelopment Project 2),
                                              6.50% due 11/01/2016 (d)                                                 2,762
AAA               Aaa             5,000       Long Beach, California, Finance Authority, Lease Revenue
                                              Refunding Bonds  (Civic Center Project), Series A, 5%
                                              due 10/01/2027 (d)                                                       4,872
AAA               Aaa             2,000       Los Angeles, California, Convention and Exhibition Center
                                              Authority, Lease Revenue Bonds, RITR, Series 21, 5.375%
                                              due 8/15/2018 (d)(e)                                                     2,058
A+                Aa3             4,000       Los Angeles, California, Department of Water and Power,
                                              Electric Plant Revenue Refunding Bonds, RIB, 6.375%
                                              due 2/01/2020 (e)                                                        4,316
                                              Los Angeles, California, Harbor Department Revenue Bonds, AMT:
AAA               Aaa             2,000       RITR, Series 7, 8.595% due 11/01/2026 (d)(e)                             2,507
AAA               Aaa             2,000       Series B, 6.625% due 8/01/2019 (b)                                       2,201
AAA               Aaa             1,000       Mesa, California, Consolidated Water District, COP
                                              (Water Project), 6.375% due 3/15/2012 (c)                                1,085
AAA               Aaa             4,000       Modesto, California, Irrigation District Financing Authority,
                                              Revenue Refunding Bonds  (Domestic Water Project), Series D, 4.75%
                                              due 9/01/2022 (b)                                                        3,779
AAA               Aaa             4,150       Monterey County, California, COP (Natividad Medical
                                              Center Improvement ), Series E, 4.75% due 8/01/2025 (d)                  3,907
AAA               Aaa             2,140       Mount Diablo, California, Unified School District,
                                              Community Facilities -- Special District Tax No. 1, 6.30%
                                              due 8/01/2022 (b)                                                        2,343
AAA               Aaa             2,500       Mountain View, California, Capital Improvements Financing Authority
                                              Revenue Bonds (City Hall Community Theater), 6.50% due 8/01/2016 (d)     2,717
AAA               Aaa             3,500       Northern California Public Power Agency, Revenue Refunding Bonds
                                              (Hydroelectric Project No. 1), Series A, 6.25% due 7/01/2012 (d)         3,824
AAA               Aaa             2,000       Northern California, Transmission Revenue Bonds, RITR, Series 16,
                                              7.12% due 5/01/2020 (d)(e)                                               2,007
AAA               Aaa             3,000       Orchard, California, School District, GO, UT, Series A, 6.50%
                                              due 8/01/2019 (c)                                                        3,400
                                              Sacramento, California, Municipal Utility District,
                                              Electric Revenue Bonds:
AAA               Aaa             2,000       INFLOS, 9.02% due 8/15/2018 (c)(e)                                       2,357
AAA               Aaa             3,000       Series B, 6.375% due 8/15/2002 (d)(f)                                    3,342
                                              San Francisco, California, City and County Airport Commission,
                                              International Airport Revenue Bonds, Second Series:
AAA               Aaa             5,000       Issue 15B, 4.50% due 5/01/2028 (d)                                       4,505
AAA               Aaa             3,750       Refunding, Issue 1, 6.50% due 5/01/2013 (b)                              4,123
AAA               Aaa             2,500       Refunding, Issue 2, 6.75% due 5/01/2020 (d)                              2,798
AAA               Aaa             2,000       Santa Rosa, California, Wastewater Revenue Refunding Bonds
                                              (Subregional Wastewater Project), Series A, 5% due 9/01/2022 (c)         1,953
                                              Stockton, California, Revenue, COP (Wastewater Treatment
                                              Plant Expansion), Series A (c)(f):
AAA               Aaa             2,500       6.70% due 9/01/2004                                                      2,902
AAA               Aaa             2,500       6.80% due 9/01/2004                                                      2,915
                                              University of California Revenue Bonds (d):
AAA               Aaa             3,685       (Multiple Purpose Projects), Series D, 6.30% due 9/01/2002 (f)           4,097
AAA               Aaa             1,100       RITR, Series 13, 8.97% due 9/01/2019 (e)                                 1,350
AAA               Aaa             2,000       Refunding (Multiple Purpose Projects), Series E, 5.125% due 9/01/2022    1,977

Total Investments (Cost -- $88,375) -- 100.5%                                                                         93,808

Liabilities in Excess of Other Assets -- (0.5%)                                                                         (464)
                                                                                                                  ----------
Net Assets -- 100.0%                                                                                                 $93,344
                                                                                                                  ==========

(a) The interest rate is subject to change periodically based upon prevailing market rates.
    The interest rate shown is the rate in effect at February 28, 1998.
(b) AMBAC Insured.
(c) FGIC Insured.
(d) MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates.
    The interest rate shown is the rate in effect at February 28, 1998.
(f) Prerefunded.
 *  Not Rated.
 +  Highest short-term rating by Moody's Investors Service, Inc.




PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch California Insured
Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
GO      General Obligation Bonds
HFA     Housing Finance Agency
INFLOS  Inverse Floating Rate Municipal Bonds
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
RITES   Residual Interest Tax-Exempt Securities
RITR    Residual Interest Trust Receipts
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets and Liabilities as of February 28, 1998

Assets:               Investments, at value (identified cost -- $88,375,223) (Note 1a)                           $93,808,278
                      Cash                                                                                           358,773
                      Receivables:
                      Securities sold                                                          $12,800,870
                      Interest                                                                   1,247,257
                      Beneficial interest sold                                                     115,313        14,163,440
                                                                                             -------------
                      Deferred organization expenses (Note 1e)                                                         5,580
                      Prepaid registration fees and other assets (Note 1e)                                            40,551
                                                                                                               -------------
                      Total assets                                                                               108,376,622
                                                                                                               -------------

Liabilities:          Payables:
                      Securities purchased                                                      14,570,868
                      Beneficial interest redeemed                                                 206,192
                      Dividends to shareholders (Note 1f)                                           67,071
                      Investment adviser (Note 2)                                                   39,653
                      Distributor (Note 2)                                                          29,427        14,913,211
                                                                                             -------------
                      Accrued expenses and other liabilities                                                         119,507
                                                                                                               -------------
                      Total liabilities                                                                           15,032,718
                                                                                                               -------------

Net Assets:           Net assets                                                                                 $93,343,904
                                                                                                               =============

Net Assets            Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:           shares authorized                                                                             $111,925
                      Class B Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                              654,108
                      Class C Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                               50,510
                      Class D Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                               77,265
                      Paid-in capital in excess of par                                                            88,726,429
                      Accumulated realized capital losses on investments -- net (Note 5)                          (1,709,388)
                      Unrealized appreciation on investments -- net                                                5,433,055
                                                                                                               -------------
                      Net assets                                                                                 $93,343,904
                                                                                                               =============

Net Asset Value:      Class A -- Based on net assets of $11,687,088 and 1,119,251 shares of
                      beneficial interest outstanding                                                                 $10.44
                                                                                                               =============
                      Class B -- Based on net assets of $68,310,422 and 6,541,078 shares of
                      beneficial interest outstanding                                                                 $10.44
                                                                                                               =============
                      Class C -- Based on net assets of $5,272,337 and 505,102 shares of
                      beneficial interest outstanding                                                                 $10.44
                                                                                                               =============
                      Class D -- Based on net assets of $8,074,057 and 772,654 shares of
                      beneficial interest outstanding                                                                 $10.45
                                                                                                               =============

                      See Notes to Financial Statements.






Statement of Operations
                                                                                                    For the Six Months Ended
                                                                                                        February 28, 1998


Investment Income     Interest and amortization of premium and discount earned                                 $2,523,926
(Note 1d):

Expenses:             Investment advisory fees (Note 2)                                      $248,798
                      Account maintenance and distribution fees -- Class B (Note 2)           169,855
                      Accounting services (Note 2)                                             36,605
                      Professional fees                                                        25,006
                      Registration fees (Note 1e)                                              24,933
                      Account maintenance and distribution fees -- Class C (Note 2)            14,676
                      Transfer agent fees -- Class B (Note 2)                                  12,246
                      Custodian fees                                                            6,708
                      Account maintenance fees -- Class D (Note 2)                              2,832
                      Amortization of organization expenses (Note 1e)                           2,715
                      Pricing fees                                                              2,513
                      Transfer agent fees -- Class A (Note 2)                                   1,790
                      Transfer agent fees -- Class C (Note 2)                                     898
                      Transfer agent fees -- Class D (Note 2)                                     848
                                                                                           ----------
                      Total expenses before reimbursement                                     550,423
                      Reimbursement of expenses (Note 2)                                       (6,357)
                                                                                           ----------
                      Total expenses after reimbursement                                                          544,066
                                                                                                               ----------
                      Investment income -- net                                                                  1,979,860
                                                                                                               ----------

Realized &            Realized gain on investments -- net                                                       1,103,750
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                     571,925
Investments -- Net                                                                                             ----------
(Notes 1b, 1d & 3):   Net Increase in Net Assets Resulting from Operations                                     $3,655,535
                                                                                                               ==========

                      See Notes to Financial Statements.






Statements of Changes in Net Assets
                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                             February 28,         August 31,
Increase (Decrease) in Net Assets:                                                              1998                1997

Operations:            Investment income -- net                                               $1,979,860          $4,404,297
                       Realized gain on investments -- net                                     1,103,750           1,351,724
                       Change in unrealized appreciation on investments -- net                   571,925           2,532,891
                                                                                           -------------       -------------
                       Net increase in net assets resulting from operations                    3,655,535           8,288,912
                                                                                           -------------       -------------

Dividends to           Investment income -- net:
Shareholders           Class A                                                                  (287,178)           (695,974)
(Note 1f):             Class B                                                                (1,457,360)         (3,248,319)
                       Class C                                                                  (102,451)           (228,905)
                       Class D                                                                  (132,871)           (231,099)
                                                                                           -------------       -------------
                       Net decrease in net assets from dividends to shareholders              (1,979,860)         (4,404,297)
                                                                                           -------------       -------------

Beneficial Interest    Net decrease in net assets derived from
Transactions           beneficial interest transactions                                         (389,576)         (8,506,453)
(Note 4):                                                                                  -------------       -------------

Net Assets:            Total increase (decrease) in net assets                                 1,286,099          (4,621,838)
                       Beginning of period                                                    92,057,805          96,679,643
                                                                                           -------------       -------------
                       End of period                                                         $93,343,904         $92,057,805
                                                                                           =============       =============
                       See Notes to Financial Statements.






Financial Highlights

                                                                                               Class A
                                                                   For the
The following per share data and ratios have been derived         Six Months
from information provided in the financial statements.              Ended
                                                                   Feb. 28,              For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                              1998           1997        1996       1995        1994

Per Share            Net asset value, beginning of period            $10.25          $9.84       $9.65       $9.54      $10.23
Operating                                                         ---------      ---------   ---------   ---------   ---------
Performance:         Investment income -- net                           .25            .50         .52         .52         .51
                     Realized and unrealized gain (loss) on
                     investments -- net                                 .19            .41         .19         .11        (.65)
                                                                  ---------      ---------   ---------   ---------   ---------
                     Total from investment operations                   .44            .91         .71         .63        (.14)
                                                                  ---------      ---------   ---------   ---------   ---------
                     Less dividends and distributions:
                     Investment income -- net                          (.25)          (.50)       (.52)       (.52)       (.51)
                     In excess of realized gain on
                     investments -- net                                  --             --          --          --        (.04)
                                                                  ---------      ---------   ---------   ---------   ---------
                     Total dividends and distributions                 (.25)          (.50)       (.52)       (.52)       (.55)
                                                                  ---------      ---------   ---------   ---------   ---------
                     Net asset value, end of period                  $10.44         $10.25       $9.84       $9.65       $9.54
                                                                  =========      =========   =========   =========   =========

Total Investment     Based on net asset  value per share               4.30%++++      9.50%       7.44%       6.94%      (1.44%)
Return:**                                                         =========      =========   =========   =========   =========

Ratios to Average    Expenses, net of reimbursement                     .78%*          .63%        .49%        .47%        .33%
Net Assets:                                                       =========      =========   =========   =========   =========
                     Expenses                                           .80%*          .89%        .85%        .87%        .96%
                                                                  =========      =========   =========   =========   =========
                     Investment income -- net                          4.80%*         5.03%       5.20%       5.53%       5.16%
                                                                  =========      =========   =========   =========   =========

Supplemental         Net assets, end of period (in thousands)       $11,687        $12,438     $14,183     $14,204     $15,946
Data:                                                             =========      =========   =========   =========   =========
                     Portfolio turnover                               55.25%         67.28%      87.77%      61.53%      93.04%
                                                                  =========      =========   =========   =========   =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                               Class B

                                                                   For the
The following per share data and ratios have been derived         Six Months
from information provided in the financial statements.              Ended
                                                                   Feb. 28,              For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                              1998           1997        1996       1995        1994

Per Share            Net asset value, beginning of period            $10.25          $9.84       $9.65       $9.54      $10.23
Operating                                                         ---------      ---------   ---------   ---------   ---------
Performance:         Investment income -- net                           .22            .45         .47         .48         .46
                     Realized and unrealized gain (loss) on
                     investments -- net                                 .19            .41         .19         .11        (.65)
                                                                  ---------      ---------   ---------   ---------   ---------
                     Total from investment operations                   .41            .86         .66         .59        (.19)
                                                                  ---------      ---------   ---------   ---------   ---------
                     Less dividends and distributions:
                     Investment income -- net                          (.22)          (.45)       (.47)       (.48)       (.46)
                     In excess of realized gain on
                     investments -- net                                  --             --          --          --        (.04)
                                                                  ---------      ---------   ---------   ---------   ---------
                     Total dividends and distributions                 (.22)          (.45)       (.47)       (.48)       (.50)
                                                                  ---------      ---------   ---------   ---------   ---------
                     Net asset value, end of period                  $10.44         $10.25       $9.84       $9.65       $9.54
                                                                  =========      =========   =========   =========   =========

Total Investment     Based on net asset value per share                4.04%++++      8.95%       6.89%       6.38%      (1.93%)
Return:**                                                         =========      =========   =========   =========   =========

Ratios to Average    Expenses, net of reimbursement                    1.29%*         1.14%        .99%        .97%        .83%
Net Assets:                                                       =========      =========   =========   =========   =========
                     Expenses                                          1.30%*         1.39%       1.36%       1.38%       1.48%
                                                                  =========      =========   =========   =========   =========
Net Assets:          Investment income -- net                          4.29%*         4.52%       4.69%       5.02%       4.67%
                                                                  =========      =========   =========   =========   =========
Supplemental         Net assets, end of period (in thousands)       $68,311        $69,320     $73,292     $71,670     $74,982
Data:                                                             =========      =========   =========   =========   =========
                     Portfolio turnover                               55.25%         67.28%      87.77%      61.53%      93.04%
                                                                  =========      =========   =========   =========   =========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                              Class C
                                                                                                                 For the
                                                                          For the                                Period
The following per share data and ratios have been derived                Six Months        For the Year          Oct. 21,
from information provided in the financial statements.                     Ended            Year Ended           1994+ to
                                                                          Feb. 28,           August 31,          Aug. 31,
                                                                           1998           1997       1996         1995
Increase (Decrease) in Net Asset Value:


Per Share            Net asset value, beginning of period                  $10.24         $9.84       $9.64        $9.19
Operating                                                               ---------     ---------   ---------    ---------
Performance:         Investment income -- net                                 .22           .44         .46          .39
                     Realized and unrealized gain on investments -- net       .20           .40         .20          .45
                                                                        ---------     ---------   ---------    ---------
                     Total from investment operations                         .42           .84         .66          .84
                                                                        ---------     ---------   ---------    ---------
                     Less dividends from investment income -- net            (.22)         (.44)       (.46)        (.39)
                                                                        ---------     ---------   ---------    ---------
                     Net asset value, end of period                        $10.44        $10.24       $9.84        $9.64
                                                                        =========     =========   =========    =========

Total Investment     Based on net asset value per share                      4.09%++++     8.74%       6.90%        9.38%++++
Return:**                                                               =========     =========   =========    =========

Ratios to Average    Expenses, net of reimbursement                          1.39%*        1.24%       1.10%        1.09%*
Net Assets:                                                             =========     =========   =========    =========
                     Expenses                                                1.40%*        1.49%       1.46%        1.49%*
                                                                        =========     =========   =========    =========
                     Investment income -- net                                4.19%*        4.42%       4.59%        4.76%*
                                                                        =========     =========   =========    =========

Supplemental         Net assets, end of period (in thousands)              $5,272        $5,361      $4,901       $1,778
Data:                                                                   =========     =========   =========    =========
                     Portfolio turnover                                     55.25%        67.28%      87.77%       61.53%
                                                                        =========     =========   =========    =========






                                                                                              Class D

                                                                                                                 For the
                                                                          For the                                Period
The following per share data and ratios have been derived                Six Months        For the Year          Oct. 21,
from information provided in the financial statements.                     Ended            Year Ended           1994+ to
                                                                          Feb. 28,           August 31,          Aug. 31,
                                                                           1998           1997       1996         1995
Increase (Decrease) in Net Asset Value:


Per Share             Net asset value, beginning of period                 $10.26         $9.85       $9.65        $9.19
Operating                                                               ---------     ---------   ---------    ---------
Performance:          Investment income -- net                                .24           .49         .51          .44
                      Realized and unrealized gain on investments -- net      .19           .41         .20          .46
                                                                        ---------     ---------   ---------    ---------
                      Total from investment operations                        .43           .90         .71          .90
                                                                        ---------     ---------   ---------    ---------
                      Less dividends from investment income -- net           (.24)         (.49)       (.51)        (.44)
                                                                        ---------     ---------   ---------    ---------
                      Net asset value, end of period                       $10.45        $10.26       $9.85        $9.65
                                                                        =========     =========   =========    =========

Total Investment      Based on net asset value per share                     4.24%++++     9.39%       7.44%        9.99%++++
Return:**                                                               =========     =========   =========    =========

Ratios to Average     Expenses, net of reimbursement                          .89%*         .74%        .59%         .57%*
Net Assets:                                                             =========     =========   =========    =========
                      Expenses                                                .90%*         .98%        .95%         .97%*
                                                                        =========     =========   =========    =========
                      Investment income -- net                               4.69%*        4.92%       5.09%        5.33%*
                                                                        =========     =========   =========    =========
Supplemental          Net assets, end of period (in thousands)             $8,074        $4,939      $4,304       $1,845
Data:                                                                   =========     =========   =========    =========
                      Portfolio turnover                                    55.25%        67.28%      87.77%       61.53%
                                                                        =========     =========   =========    =========

                    * Annualized.
                   ** Total investment returns exclude the effects of sales loads.
                    + Commencement of operations.
                 ++++ Aggregate total investment return.

                      See Notes to Financial Statements.





Merrill Lynch California Insured Municipal Bond Fund February 28, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch California Insured Municipal Bond Fund (the "Fund") is part of Merrill Lynch California Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the six months ended February 28, 1998, FAM earned fees of $248,798, of which $6,357 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account          Distribution
                          Maintenance Fee          Fee

Class B                        0.25%              0.25%
Class C                        0.25%              0.35%
Class D                        0.10%                --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended February 28, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                              MLFD                MLPF&S

Class A                       $ 44                $  546
Class D                       $193                $2,280

For the six months ended February 28, 1998, MLPF&S received contingent deferred sales charges of $43,204 and $8,029 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 1998 were $53,046,520 and $49,418,249, respectively.

Net realized gains (losses) for the six months ended February 28, 1998 and net unrealized gains as of February 28, 1998 were as follows:

                                Realized            Unrealized
                             Gains (Losses)            Gains

Long-term investments          $1,054,574            $5,433,055
Short-term investments                (25)                   --
Financial futures contracts        49,201                    --
                             ------------          ------------
Total                          $1,103,750            $5,433,055
                             ============          ============

As of February 28, 1998, net unrealized appreciation for Federal income tax purposes aggregated $5,433,055, of which $5,591,559 related to appreciated securities and $158,504 related to depreciated securities. The aggregate cost of investments at February 28, 1998 for Federal income tax purposes was $88,375,223.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $389,576 and $8,506,453 for the six months ended
February 28, 1998 and for the year ended August 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six Months                      Dollar
Ended February 28, 1998              Shares            Amount

Shares sold                            23,113         $241,963
Shares issued to shareholders
in reinvestment of dividends           11,693          121,432
                                 ------------     ------------
Total issued                           34,806          363,395
Shares redeemed                      (129,205)      (1,340,543)
                                 ------------     ------------
Net decrease                          (94,399)       $(977,148)
                                 ============     ============




Class A Shares for the Year                            Dollar
Ended August 31, 1997                Shares            Amount

Shares sold                           167,842       $1,721,861
Shares issued to shareholders
in reinvestment of dividends           26,473          266,230
                                 ------------     ------------
Total issued                          194,315        1,988,091
Shares redeemed                      (422,075)      (4,313,656)
                                 ------------     ------------
Net decrease                         (227,760)     $(2,325,565)
                                 ============     ============

Class B Shares for the Six Months                      Dollar
Ended February 28, 1998              Shares            Amount

Shares sold                           361,848       $3,764,182
Shares issued to shareholders
in reinvestment of dividends           57,457          596,750
                                 ------------     ------------
Total issued                          419,305        4,360,932
Automatic conversion
of shares                              (9,482)         (99,080)
Shares redeemed                      (632,178)      (6,552,134)
                                 ------------     ------------
Net decrease                         (222,355)     $(2,290,282)
                                 ============     ============

Class B Shares for the Year                            Dollar
Ended August 31, 1997                Shares            Amount

Shares sold                           925,806       $9,285,667
Shares issued to shareholders
in reinvestment of dividends          132,283        1,330,133
                                 ------------     ------------
Total issued                        1,058,089       10,615,800
Automatic conversion
of shares                             (30,435)        (307,865)
Shares redeemed                    (1,712,394)     (17,203,405)
                                 ------------     ------------
Net decrease                         (684,740)     $(6,895,470)
                                 ============     ============

Class C Shares for the Six Months                      Dollar
Ended February 28, 1998              Shares            Amount

Shares sold                           111,666       $1,162,492
Shares issued to shareholders
in reinvestment of dividends            4,711           48,935
                                 ------------     ------------
Total issued                          116,377        1,211,427
Shares redeemed                      (134,617)      (1,390,265)
                                 ------------     ------------
Net decrease                          (18,240)       $(178,838)
                                 ============     ============

Class C Shares for the Year                            Dollar
Ended August 31, 1997                Shares            Amount

Shares sold                           252,747       $2,537,534
Shares issued to shareholders
in reinvestment of dividends           14,024          140,882
                                 ------------     ------------
Total issued                          266,771        2,678,416
Shares redeemed                      (241,739)      (2,416,566)
                                 ------------     ------------
Net increase                           25,032         $261,850
                                 ============     ============

Class D Shares for the Six Months                      Dollar
Ended February 28, 1998              Shares            Amount

Shares sold                           286,605       $3,009,521
Automatic conversion
of shares                               9,479           99,080
Shares issed to shareholders
in reinvestment of dividends            7,846           81,632
                                 ------------     ------------
Total issued                          303,930        3,190,233
Shares redeemed                       (12,826)        (133,541)
                                 ------------     ------------
Net increase                          291,104       $3,056,692
                                 ============     ============

Class D Shares for the Year                            Dollar
Ended August 31, 1997                Shares            Amount

Shares sold                            59,711         $601,386
Automatic conversion of
shares                                 30,417          307,865
Shares issued to shareholders
in reinvestment of dividends           15,575          156,681
                                 ------------     ------------
Total issued                          105,703        1,065,932
Shares redeemed                       (61,225)        (613,200)
                                 ------------     ------------
Net increase                           44,478         $452,732
                                 ============     ============

5. Capital Loss Carryforward:
At August 31, 1997, the Fund had a net capital loss carryforward of approximately $2,594,000, of which $1,578,000 expires in 2003 and $1,016,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.